                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ____________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)          June 7, 2002
                                                 -------------------------------


                               STERIS CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

              OHIO                          0-20165              34-1482024
--------------------------------------------------------------------------------
   (State or Other Jurisdiction           (Commission           (IRS Employer
        of Incorporation)                 File Number)       Identification No.)

      5960 HEISLEY ROAD, MENTOR, OHIO                              44060-1834
--------------------------------------------------------------------------------
      (Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:         440-354-2600
                                                      --------------------------

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  Other Events.
         ------------

         On June 7, 2002, the Directors of Steris Corporation, an Ohio corporation (the "Company"), approved Amendment No. 1, dated as of June 7, 2002 (the "Amendment"), to the Amended and Restated Rights Agreement, dated as of January 21, 1999 (the "Rights Agreement"), between the Company and National City Bank (successor to Harris Trust and Savings Bank), as rights agent.

         The Amendment provides, among other things, that if the Directors of the Company determine that a person or group that would otherwise become an "Acquiring Person" (as defined in the Rights Agreement) has become such inadvertently, and such person divests as promptly as practicable a sufficient number of the Company's common shares so that the person would no longer be an "Acquiring Person," then such person shall not be deemed to be an Acquiring Person for any purposes of the Rights Agreement.

         The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which has been filed as an exhibit hereto and incorporated herein by this reference. Copies of the Rights Agreement, and the related Summary of Rights, which is attached as Exhibit C to the Rights Agreement, are available free of charge from the Company.

ITEM 7.  Financial Statements and Exhibits.
         ---------------------------------

         (a)      Financial Statements of Business Acquired:  N/A

         (b)      Pro Forma Financial Information:  None

         (c)      Exhibits:

                  Number          Exhibit
                  ------          -------

                  4.1 Amendment No. 1, dated as of June 7, 2002, to the Amended and Restated Rights Agreement, dated as of January 21, 1999, between the Company and National City Bank (successor to Harris Trust and Savings Bank), as rights agent

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    STERIS Corporation




                                    By: /s/ Mark D. McGinley
                                        -------------------------------
                                        Name:   Mark D. McGinley
                                        Title:  Vice President, General Counsel
                                                and Secretary

Dated: June 10, 2002

                                INDEX TO EXHIBITS
                                -----------------

         Number           Exhibit
         ------           -------

           4.1 Amendment No. 1, dated as of June 7, 2002, to the Amended and Restated Rights Agreement, dated as of January 21, 1999, between the Company and National City Bank (successor to Harris Trust and Savings
                          Bank), as rights agent